UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
March 24, 2023

Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
2.550% Notes Due 2026	WMT26	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 24, 2023, Walmart Inc. (the “Company”) was informed that John David Rainey, Executive Vice President and Chief Financial Officer, entered into a stock trading plan designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 permits officers and directors of public companies, who routinely become aware of material nonpublic information and therefore are unable to sell company securities until the information has been made public, to plan in advance for their liquidity or other needs by adopting, at a time when they are not in possession of material non-public information, a written plan providing for securities transactions to occur over specified future periods of time under specified conditions. Once an individual has entered into a Rule 10b5-1 trading plan, the individual has no discretion or control over whether or when transactions in Company securities will occur pursuant to the Plan.

Mr. Rainey’s Plan provides for sales of Company securities as part of his long-term asset diversification, tax, and financial planning strategy, and is in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Mr. Rainey will sell 8,526 shares of the Company’s stock on a specified date in each of the following months: June 2023, July 2023, June 2024, and July 2024. The Plan also provides that Mr. Rainey will sell 1,000 shares on a specified date in each month beginning in August 2023 through May 2024, and will sell 1,000 shares on a specified date in each month beginning in August 2024 through December 2024. Certain sales under the Plan are subject to minimum price thresholds. Accordingly, the maximum number of shares that may be sold under the Plan is 49,104.

Mr. Rainey continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold Company stock equal in value to at least five times his base salary within five years of his appointment to his current position.

Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law or regulation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 24, 2023

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Governance